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                                  THE RBB FUND, INC.

                            ARTICLES SUPPLEMENTARY TO THE
                                       CHARTER


          THE RBB FUND, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST:    The Board of Directors of the Corporation, an open-end
investment company registered under the Investment Company Act of 1940, as amended, and having authorized capital of thirty billion (30,000,000,000) shares of common stock, par value $.001 per share, has adopted a unanimous resolution increasing the number of shares of common stock that are classified (but not increasing the aggregate number of authorized shares) into separate classes by:


     (1) classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class ZZ Common Stock (BEA Long-
     (1)  Short Market Neutral Fund Institutional Class);


     (2)  classifying an additional one hundred million

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     (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class AAA Common Stock (BEA Long-Short Market Neutral Fund Advisor Class);


     (3) classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class BBB Common Stock (BEA Long-Short Equity Fund Institutional Class); and


     (4) classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class CCC Common Stock (BEA Long-Short Equity Fund Advisor Class).


          SECOND:   A description of the shares so classified with the
preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as follows:

          A description of the preferences, conversion and other

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rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions or redemption of each class of common stock of the Corporation is set forth in Article VI, Section (6) of the Corporation's
Charter, and has not been changed by the Board of Directors of the Corporation.

          The shares of Classes ZZ, AAA, BBB and CCC Common Stock will be issued without stock certificates.


          THIRD:    The shares aforesaid have been duly classified by the Board of Directors of the Corporation pursuant to authority and power contained in the charter of the Corporation.

          FOURTH:   Immediately before the increase in the number of shares of common stock that have been classified into separate classes:

                (a) the Corporation had authority to issue thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes was thirty million dollars ($30,000,000);

                (b) the number of shares of each authorized class of common stock was as follows:

Class A -      one hundred million (100,000,000), par value $.001 per share;

Class B -      one hundred million (100,000,000), par value $.001 per share;

Class C -      one hundred million (100,000,000), par value $.001 per share;

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Class D -      one hundred million (100,000,000), par value $.001 per share;

Class E -      five hundred million (500,000,000), par value $.001 per share;

Class F -      five hundred million (500,000,000), par value $.001 per share;

Class G -      five hundred million (500,000,000), par value $.001 per share;

Class H -      five hundred million (500,000,000), par value $.001 per share;

Class I -      one billion (1,000,000,000), par value $.001 per share;

Class J -      five hundred million (500,000,000), par value $.001 per share;

Class K -      five hundred million (500,000,000), par value $.001 per share;

Class L -      one billion five hundred million (1,500,000,000), par value $.001 per share;

Class M -      five hundred million (500,000,000), par value $.001 per share;

Class N -      five hundred million (500,000,000), par value $.001 per share;

Class O -      five hundred million (500,000,000), par value $.001 per share;

Class P -      one hundred million (100,000,000), par value $.001 per share;

Class Q -      one hundred million (100,000,000), par value $.001 per

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               share;

Class R -      five hundred million (500,000,000), par value $.001 per share;

Class S -      five hundred million (500,000,000), par value $.001 per share;

Class T -      five hundred million (500,000,000), par value $.001 per share;

Class U -      five hundred million (500,000,000), par value $.001 per share;

Class V -      five hundred million (500,000,000), par value $.001 per share;

Class W -      one hundred million (100,000,000), par value $.001 per share;

Class X -      fifty million (50,000,000), par value $.001 per share;

Class Y -      fifty million (50,000,000), par value $.001 per share;

Class Z -      fifty million (50,000,000), par value $.001 per share;

Class AA -     fifty million (50,000,000), par value $.001 per share;

Class BB -     fifty million (50,000,000), par value $.001 per share;

Class CC -     fifty million (50,000,000), par value $.001 per share;

Class DD -     one hundred million (100,000,000), par value $.001 per share;

Class EE -     one hundred million (100,000,000), par value $.001 per share;

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Class FF -     fifty million (50,000,000), par value $.001 per share;

Class GG -     fifty million (50,000,000), par value $.001 per share;

Class HH -     fifty million (50,000,000), par value $.001 per share;

Class II -     one hundred million (100,000,000), par value $.001 per share;

Class JJ -     one hundred million (100,000,000), par value $.001 per share;

Class KK -     one hundred million (100,000,000), par value $.001 per share;

Class LL -     one hundred million (100,000,000), par value $.001 per share;

Class MM -     one hundred million (100,000,000), par value $.001 per share;

Class NN -     one hundred million (100,000,000), par value $.001 per share;

Class OO -     one hundred million (100,000,000), par value $.001 per share;

Class PP -     one hundred million (100,000,000), par value $.001 per share;

Class QQ -     one hundred million (100,000,000), par value $.001 per share;

Class RR -     one hundred million (100,000,000), par value $.001 per share;

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Class SS -     one hundred million (100,000,000), par value $.001 per share;

Class TT -     one hundred million (100,000,000), par value $.001 per share;

Class UU -     one hundred million (100,000,000), par value $.001 per share;

Class VV -     one hundred million (100,000,000), par value $.001 per share;

Class WW -     one hundred million (100,000,000), par value $.001 per share;

Class XX -     fifty million (50,000,000), par value $.001 per share;

Class YY -     one hundred million (100,000,000), par value $.001 per share;

Class Alpha 1 -     seven hundred million (700,000,000), par value $.001 per
                    share;

Class Alpha 2 -     two hundred million (200,000,000), par value $.001 per
                    share;

Class Alpha 3 -     five hundred million (500,000,000), par value $.001 per
                    share;

Class Alpha 4 -     one hundred million (100,000,000), par value $.001 per
                    share;

Class Beta 1 -      one million (1,000,000), par value $.001 per share;

Class Beta 2 -      one million (1,000,000), par value $.001 per share;

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Class Beta 3 -      one million (1,000,000), par value $.001 per share;

Class Beta 4 -      one million (1,000,000), par value $.001 per share;

Class Gamma 1 -     one million (1,000,000), par value $.001 per share;

Class Gamma 2 -     one million (1,000,000), par value $.001 per share;

Class Gamma 3 -     one million (1,000,000), par value $.001 per share;

Class Gamma 4 -     one million (1,000,000), par value $.001 per share;

Class Delta 1 -     one million (1,000,000), par value $.001 per share;

Class Delta 2 -     one million (1,000,000), par value $.001 per share;

Class Delta 3 -     one million (1,000,000), par value $.001 per share;

Class Delta 4 -     one million (1,000,000), par value $.001 per share;

Class Epsilon 1 -   one million (1,000,000), par value $.001 per share;

Class Epsilon 2 -   one million (1,000,000), par value $.001 per share;

Class Epsilon 3 -   one million (1,000,000), par value $.001 per share;

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Class Epsilon 4 -   one million (1,000,000), par value $.001 per share;

Class Zeta 1 -      one million (1,000,000), par value $.001 per share;

Class Zeta 2 -      one million (1,000,000), par value $.001 per share;

Class Zeta 3 -      one million (1,000,000), par value $.001 per share;

Class Zeta 4 -      one million (1,000,000), par value $.001 per share;

Class Eta 1 -       one million (1,000,000), par value $.001 per share;

Class Eta 2 -       one million (1,000,000) par value $.001 per share;

Class Eta 3 -       one million (1,000,000), par value $.001 per share;

Class Eta 4 -       one million (1,000,000), par value $.001 per share;

Class Theta 1 -     one million (1,000,000), par value $.001 per share;

Class Theta 2 -     one million (1,000,000), par value $.001 per share;

Class Theta 3 -     one million (1,000,000), par value $.001 per share; and

Class Theta 4 -     one million (1,000,000), par value $.001 per share;

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for a total of thirteen billion nine hundred twenty-nine million
(13,929,000,000) shares classified into separate classes of common stock.

          After the increase in the number of shares of common stock that have been classified into separate classes:

              (c) the Corporation has the authority to issue thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes is now thirty million one hundred thousand dollars ($30,100,000); and

              (d) the number of authorized shares of each class is now as follows:

Class A -      one hundred million (100,000,000), par value $.001 per share;

Class B -      one hundred million (100,000,000), par value $.001 per share;

Class C -      one hundred million (100,000,000), par value $.001 per share;

Class D -      one hundred million (100,000,000), par value $.001 per share;

Class E -      five hundred million (500,000,000), par value $.001 per share;

Class F -      five hundred million (500,000,000), par value $.001 per share;

Class G -      five hundred million (500,000,000), par value $.001 per share;

Class H -      five hundred million (500,000,000), par value $.001 per

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               share;

Class I -      one billion (1,000,000,000), par value $.001 per share;

Class J -      five hundred million (500,000,000), par value $.001 per share;

Class K -      five hundred million (500,000,000), par value $.001 per share;

Class L -      one billion five hundred million (1,500,000,000), par value $.001 per share;

Class M -      five hundred million (500,000,000), par value $.001 per share;

Class N -      five hundred million (500,000,000), par value $.001 per share;

Class O -      five hundred million (500,000,000), par value $.001 per share;

Class P -      one hundred million (100,000,000), par value $.001 per share;

Class Q -      one hundred million (100,000,000), par value $.001 per share;

Class R -      five hundred million (500,000,000), par value $.001 per share;

Class S -      five hundred million (500,000,000), par value $.001 per share;

Class T -      five hundred million (500,000,000), par value $.001 per share;

Class U -      five hundred million (500,000,000), par value $.001 per share;

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Class V -      five hundred million (500,000,000), par value $.001 per share;

Class W -      one hundred million (100,000,000), par value $.001 per share;

Class X -      fifty million (50,000,000), par value $.001 per share;

Class Y -      fifty million (50,000,000), par value $.001 per share;

Class Z -      fifty million (50,000,000), par value $.001 per share;

Class AA -     fifty million (50,000,000), par value $.001 per share;

Class BB -     fifty million (50,000,000), par value $.001 per share;

Class CC -     fifty million (50,000,000), par value $.001 per share;

Class DD -     one hundred million (100,000,000), par value $.001 per share;

Class EE -     one hundred million (100,000,000), par value $.001 per  share;

Class FF -     fifty million (50,000,000), par value $.001 per share;

Class GG -     fifty million (50,000,000), par value $.001 per share;

Class HH -     fifty million (50,000,000), par value $.001 per share;

Class II -     one hundred million (100,000,000), par value $.001 per share;

Class JJ -     one hundred million (100,000,000), par value $.001

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               per share;

Class KK -     one hundred million (100,000,000), par value $.001 per share;

Class LL -     one hundred million (100,000,000), par value $.001 per share;

Class MM -     one hundred million (100,000,000), par value $.001 per share;

Class NN -     one hundred million (100,000,000), par value $.001 per share;

Class OO -     one hundred million (100,000,000), par value $.001 per share;

Class PP -     one hundred million (100,000,000), par value $.001 per share;

Class QQ -     one hundred million (100,000,000), par value $.001 per share;

Class RR -     one hundred million (100,000,000), par value $.001 per share;

Class SS -     one hundred million (100,000,000), par value $.001 per share;

Class TT -     one hundred million (100,000,000), par value $.001 per share;

Class UU -     one hundred million (100,000,000), par value $.001 per share;

Class VV -     one hundred million (100,000,000), par value $.001 per share;

Class WW -     one hundred million (100,000,000), par value $.001

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               per share;

Class XX -     fifty million (50,000,000), par value $.001 per share;

Class YY -     100 million (100,000,000), par value $.001 per share;

Class ZZ -     100 million (100,000,000), par value $.001 per share;

Class AAA -    100 million (100,000,000), par value $.001 per share;

Class BBB -    100 million (100,000,000), par value $.001 per share;

Class CCC -    100 million (100,000,000), par value $.001 per share;

Class Alpha 1 -     seven hundred million (700,000,000), par value $.001 per
                    share;

Class Alpha 2 -     two hundred million (200,000,000), par value $.001 per
                    share;

Class Alpha 3 -     five hundred million (500,000,000), par value $.001 per
                    share;

Class Alpha 4 -     one hundred million (100,000,000), par value $.001 per
                    share;

Class Beta 1 -      one million (1,000,000), par value $.001 per share;

Class Beta 2 -      one million (1,000,000), par value $.001 per share;

Class Beta 3 -      one million (1,000,000), par value $.001 per

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                    share;

Class Beta 4 -      one million (1,000,000), par value $.001 per share;

Class Gamma 1 -     one million (1,000,000), par value $.001 per share;

Class Gamma 2 -     one million (1,000,000), par value $.001 per share;

Class Gamma 3 -     one million (1,000,000), par value $.001 per share;

Class Gamma 4 -     one million (1,000,000), par value $.001 per share;

Class Delta 1 -     one million (1,000,000), par value $.001 per share;

Class Delta 2 -     one million (1,000,000), par value $.001 per share;

Class Delta 3 -     one million (1,000,000), par value $.001 per share;

Class Delta 4 -     one million (1,000,000), par value $.001 per share;

Class Epsilon 1 -   one million (1,000,000), par value $.001 per share;

Class Epsilon 2 -   one million (1,000,000), par value $.001 per share;

Class Epsilon 3 -   one million (1,000,000), par value $.001 per share;

Class Epsilon 4 -   one million (1,000,000), par value $.001 per

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                    share;

Class Zeta 1 -      one million (1,000,000), par value $.001 per share;

Class Zeta 2 -      one million (1,000,000), par value $.001 per share;

Class Zeta 3 -      one million (1,000,000), par value $.001 per share;

Class Zeta 4 -      one million (1,000,000), par value $.001 per share;

Class Eta 1 -       one million (1,000,000), par value $.001 per share;

Class Eta 2 -       one million (1,000,000) par value $.001 per share;

Class Eta 3 -       one million (1,000,000), par value $.001 per share;

Class Eta 4 -       one million (1,000,000), par value $.001 per share;

Class Theta 1 -     one million (1,000,000), par value $.001 per share;

Class Theta 2 -     one million (1,000,000), par value $.001 per share;

Class Theta 3 -     one million (1,000,000), par value $.001 per share;

Class Theta 4 -     one million (1,000,000), par value $.001 per share;

for a total of thirteen billion nine hundred thirty-two million

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(13,932,000,000) shares classified into separate classes of common stock.

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          IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed Secretary on __________________, 1998.


                                             THE RBB FUND, INC.

WITNESS:


     ------------------------------          ------------------------------
     Morgan R. Jones                         Edward J. Roach
     Secretary                               President

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          THE UNDERSIGNED, President of The RBB Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles Supplementary are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                                             ------------------------------
                                             Edward J. Roach
                                             President